Exhibit 99.16: Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 7th day of April, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert L. Grubka
Robert L. Grubka, Director and President

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 7 day of April 2023, by Robert L. Grubka.

MELISSA ODONNELL
NOTARY PUBLIC – MINNESOTA
MY COMMISSION EXPIRES 01/31/2025

/s/ Melissa O’Donnell	Notary Public, State of Minnesota
Notary Public	Commission Expires 01/31/2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 22 day of March, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Mona M. Zielke
Mona M. Zielke, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:	/s/ Monica Klyce	Second Witness Signs:	/s/ Vickie King-Mayweather
Printed name of witness:	Monica Klyce	Printed name of witness:	Vickie King-Mayweather

State of Florida)

County of Lee)

Personally Appeared Mona M. Zielke, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Vickie King-Mayweather	Vickie King-Mayweather
Notary Public	Notary Public, State of Florida
Commission Expires 12/28/2025

VICKIE KING-MAYWEATHER MY COMMISSION # HH 211774 EXPIRES: December 28, 2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 16 day of March, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Amelia J. Vaillancourt
Amelia J. Vaillancourt, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:	/s/ Jeffrey M. Slomski	Second Witness Signs:	/s/ Jo-Ann Samela
Printed name of witness:	Jeffrey M. Slomski	Printed name of witness:	Jo-Ann Samela

State of Connecticut)

County of Hartford   ) ss: at Windsor on 3/16/23.

Personally Appeared Amelia J. Vaillancourt, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Christine Donohue	Christine Donohue
Notary Public	Notary Public, State of Connecticut
Commission Expires 12/31/27

Christine Donohue
Notary Public - Connecticut
Commission Expires 12/31/27

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 9 day of March, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Heather H. Lavallee
Heather H. Lavallee, Director

Notary

State of New York)

SS:

County of New York)

On the 9 day of March in the year 2023, before me, the undersigned, personally appeared Heather H. Lavallee, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

PIER A. MOORE
NOTARY PUBLIC OF NEW YORK	/s/ Pier A. Moore
Registration No. 01MO6115336	Notary Public
Qualified in Kings County—Certified in NY County
Commission Expires September 7. 2024

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 11th day of March, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael R. Katz
Michael R. Katz, Director and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 10 day of March, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Francis G. O’Neill
Francis G. O’Neill, Director

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Kyle Puffer	Signature of Witness #1
Kyle Puffer	Printed or typed name of Witness #1
15 Phelps Rd.	Address of Witness #1
Manchester, CT 06042

/s/ Kathy Bradley	Signature of Witness #2
Kathy Bradley	Printed or typed name of Witness #2
372 Geraldine Dr.	Address of Witness #2
Coventry, CT 06238
/s/ Christine Donohue

Christine Donohue
Notary Public – Connecticut
Commission Expires 12/31/27

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760
033-61897	033-75992	033-81216	333-109622	333-153730
033-64277	033-75996	333-01107	333-109860	333-162593
033-75248	033-75998	333-09515	333-129091	333-167182
033-75962	033-76002	333-27337	333-130822	333-167680
033-75974	033-76004	333-56297	333-130825	333-207045
033-75980	033-76018	333-72079	333-130826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 12 day of March, 2023, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Tony D. Oh
Tony D. Oh, Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Annes Oh	Signature of Witness #1
Annes Oh	Printed or typed name of Witness #1
921 Ponce De Leon PL NE	Address of Witness #1
Atlanta, GA 30306
/s/ Calvin Oh	Signature of Witness #2
Calvin Oh	Printed or typed name of Witness #2
921 Ponce De Leon PL NE	Address of Witness #2
Atlanta, GA 30306